In-process research and development asset	12 Months Ended
Dec. 31, 2020
In-process research and development asset:
In-process research and development asset:

6.   In-process research and development asset:

BELLUS Health acquired the IPR&D asset related to BLU-5937 in February 2017 through the obtention from the NEOMED Institute (“NEOMED”)  of an exclusive worldwide license to develop and commercialize BLU‑5937, a potent, highly selective, orally bioavailable small molecule antagonist of the P2X3 receptor, a clinically validated target for chronic cough.

On March 25, 2020, the Company closed an asset purchase and sale agreement to acquire all of the remaining BLU-5937 and related P2X3 antagonists intellectual property assets (the “BLU-5937 Assets”) from adMare BioInnovations’ NEOMED Institute (“adMare”), which is accounted for as an acquisition of assets. The February 2017 license agreement was terminated as part of this transaction.

In consideration of the foregoing, the Company issued to adMare and AstraZeneca AB (“AstraZeneca”) an aggregate of 4,770,000 BELLUS Health common shares from treasury, having an aggregate fair value of $47,749 at the date of the closing of the transaction, calculated using the average of the BELLUS Health’s March 25, 2020 opening and closing share price, plus a cash consideration paid to adMare of $352 (CAD $500). AstraZeneca assigned the BLU-5937 Assets to adMare in 2012.

The total consideration paid for the IPR&D asset related to the remaining BLU-5937 Assets was $48,284, consisting of the shares issued and cash paid referred to above, as well as transaction costs in relation to the acquisition of $183. Transactions costs in relation to the share issuance amounted to $301 and have been charged to the deficit. This acquisition was accounted for as a non-employee share-based payment transaction and measured using the consideration transferred by the Company.

The Company no longer has any obligations to adMare, or any other third party, in respect to tiered royalty obligations and revenue share that would have been otherwise owed to adMare under and subject to the February 2017 license agreement. No amount was payable under this agreement prior to its termination.

As a result of the transaction, the IPR&D asset’s carrying value was increased for the additional portion acquired by the Company. The IPR&D asset is accounted for as an indefinite-lived intangible asset until the project, currently in its clinical phase, is completed or abandoned, at which point it will be amortized or impaired, respectively. As at December 31, 2020, the aggregate carrying value of the IPR&D asset related to BLU‑5937 amounted to $50,100  ($1,816 as at December 31, 2019).

As at December 31, 2020 and 2019, the carrying amount of the IPR&D asset related to BLU-5937 did not exceed its estimated recoverable amount. The Company assesses at each reporting date whether there is an indication that the asset may be impaired. Due to the topline results of its Phase 2 RELIEF trial of BLU-5937 in refractory chronic cough, the Company performed an impairment review of the IPR&D asset as at June 30, 2020. The carrying amount of the IPR&D asset did not exceed its estimated recoverable amount at that date, and at December 31, 2020 as part of the annual impairment review. The recoverability of this asset is dependent on successfully developing this project and achieving the expected future revenues from commercialization.